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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K




              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 16, 2004






                               THE GSI GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)



                            333-43089     37-0856587
        (Commission File Number)     (I.R.S. Employer Identification No.)


             1004 E. ILLINOIS STREET, ASSUMPTION, ILLINOIS     62510
             (Address of principal executive offices)     (Zip Code)


                                  (217)226-4421
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)







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ITEM  5.  OTHER  EVENTS


     On July 8, 2004, Craig Sloan retired as the Chief Executive Officer of The GSI Group, Inc. (the "Company"). On that date, Mr. Sloan and the Company entered into a Severance, Non-Compete and Consulting Agreement providing the terms and conditions of Mr. Sloan's retirement and establishing a three-year period (subject to extension) during which Mr. Sloan will act as a consultant to the Company. Pursuant to that agreement, the Company also repurchased a portion of Mr. Sloan's common stock. The agreement provides that Mr. Sloan will continue to serve as a director of the Company and as the non-executive Chairman of the Board. The Board of Directors has elected Russell C. Mello as Chief Executive Officer of the Company.




ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS

     (  c  )  Exhibits.
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EXHIBIT
  NO.    DOCUMENT DESCRIPTION
-------  ------------------------------------------------------------------------------------------------------------------

   10.7  Severance, Non-Compete and Consulting Agreement between The GSI Group, Inc., and John C. Sloan dated July 8, 2004.
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                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                   The  GSI  Group,  Inc.

                                   By:     /s/  Russell  C.  Mello
                                           -----------------------
                                         Chief  Executive  Officer  (Authorized
                                         Signatory)

                              DATE:  JULY 16, 2004







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